UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 25, 2025

(Date of earliest event reported)

FREEDOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52952	56-2560951
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 0524 Independence Ave.

Chatsworth, CA 91311

(Address of principal executive offices)

(818) 357-3155

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered/
Common Stock	FHLD	OTC Markets: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable products, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2025, Freedom Holdings, Inc. dba The Awareness Group (the “Company” or “FHLD” or “TAG”) entered an Equity Purchase Agreement (the “Agreement”) with Renewable Energy Products Manufacturing Corp. (“REPM”) pursuant to which the Company acquired (i) a 51% ownership interest in REPM; and (ii) an option to acquire the remaining 49% within the next twelve months, subject to REPM having at least $250,000 in EBITDA. As consideration for its purchase, TAG is onboarding REPM onto its platform, has agreed to assume REPM’s operating expenses, and is integrating REPM into TAG’s operations (the “Onboarding Plan”), which includes:

•	Payment of the Company’s operating expenses incurred between January 25, 2025, and the Closing Date;
•	Providing capital needed to pay Company’s monthly operating expenses;
•	Implementation of all TAG Programs into the Company;
•	Executive business acumen;
•	Proprietary Growth Strategies;
•

Necessary Human Capital, including the retention of all current Company employees and the provision to the Company of sufficient administrative support to facilitate, process, fund, and implement all projects sold by Company;

•	Provision of all Shared Services to Company, including but not limited to Marketing, Human Resources and Accounting; and
•	Placement in TAG Grid to promote additional Business Opportunities.

The acquisition of REPM will enable TAG to accelerate its commercial solar strategy. Its expertise will enhance our business development, lead generation and sales capabilities, while its state-of-the-art technology and innovative approaches will further TAG's sustainability efforts and technological advancements in the commercial space. Acquiring REPM represents a significant milestone in our mission to lead the transition to a sustainable energy future. REPM's innovative approach to solar energy solutions complements our existing portfolio and strengthens our ability to deliver comprehensive renewable energy projects under the TAG GRID.

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About REPM

REPM, headquartered in Collingswood, New Jersey, brings 44 years of combined energy experience. Its comprehensive services include funding, maintenance and monitoring for residential, commercial and non-profit sectors. The company has a proven track record with over 1,000 installations across 16 states contributing to a total of 2 gigawatts of solar power.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that the agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibits

Exhibit No.	Description	Filed herewith (*)	Incorporated by reference (Filing)
10.1	Equity Purchase Agreement dated January 25, 2025	*
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)	*

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Holdings, Inc.

Dated: January 30, 2025	By:	/s/ Pablo Diaz
Pablo Diaz, CEO

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